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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549
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                                    FORM 8-A

                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                     PURSUANT TO SECTION 12(b) OR (g) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                        Gladstone Commercial Corporation
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             (Exact Name of Registrant as Specified in its Charter)


               Maryland                                                  02-0681276
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
(State of Incorporation or Organization)                   (I.R.S. Employer Identification no.)


1750 Tysons Blvd., 4th Floor, McLean, VA                                   22102
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(Address of principal executive offices)                                 (Zip code)



If this form relates to the registration of a class of securities pursuant to
Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), please check the following box. [ ]


If this form relates to the registration of a class of securities pursuant to
Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), check the following. |X|

Securities Act registration statement form number to which this form relates:  333-106024
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            (if applicable)

Securities to be registered pursuant to Section 12(b) of the Act:  none

         Title of Each Class to               Name of Each Exchange on Which
            be so Registered                  Each Class is to be Registered
         ----------------------          --------------------------------------
                  n/a                                       n/a
     -------------------------------     --------------------------------------

Securities to be registered pursuant to Section 12(g) of the Act:

                    Common Stock, $0.001 par value per share
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                                (Title of class)



                                       1.

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ITEM 1. DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED.

         A description of the Common Stock to be registered hereunder is contained in the section entitled "Description of Our Capital Stock," commencing at page 66 of the Prospectus included in Pre-Effective Amendment No. 3 to the Registrant's Form S-11 Registration Statement, No. 333-106024, filed with the Securities and Exchange Commission (the "Commission") on August 11, 2003 is incorporated herein by reference. The prospectus to be filed pursuant to Rule 424(b) following the effective date of the Registration Statement shall be deemed to be incorporated by reference into this registration statement on Form 8-A.

ITEM 2. EXHIBITS.

EXHIBIT
NUMBER                                      DESCRIPTION

3.1*              Amended and Restated Articles of Incorporation of the
                  Registrant.
3.2*              Bylaws of the Registrant.
4.1**             Form of Stock Certificate.

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* Incorporated by reference to the exhibit of the same number filed with the
Registration Statement on Form S-11 (File No. 333-106024) on June 11, 2003.

** Incorporated by reference to the exhibit of the same number filed with Pre-effective Amendment No. 2 to the Registration Statement on Form S-11 (File No. 333-106024) on August 8, 2003.


                                       2.

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SIGNATURE

         Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized.


                           Gladstone Commercial Corporation
                           ----------------------------------------------------
                           (Registrant)


Date:  August 11, 2003     By:   /s/ David J. Gladstone
                                 ----------------------------------------------
                                 David J. Gladstone
                                 Chairman of the Board of Directors and Chief
                                 Executive Officer

                                       3.